Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Airbee Wireless, Inc. (the “Company”) on Form 10-QSB for the fiscal quarter ended March 1, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Richard P. Sommerfeld, Jr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

/s/ Richard P. Sommerfeld, Jr.
Richard P. Sommerfeld, Jr.
Chief Financial Officer

July 21, 2005